                                                                   EXHIBIT 10.22

                              SECOND AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

      THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT ("this Amendment") is made and entered into as of the 1st day of November, 1996, to be effective for all purposes as of the dates specified herein, by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor in interest by merger to FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as SHAWMUT CAPITAL CORPORATION, successor in interest by assignment to BARCLAYS BUSINESS CREDIT, INC. ("Lender"), LOWRANCE ELECTRONICS, INC., a Delaware corporation ("Lowrance"), LEI EXTRAS, INC., a Delaware corporation ("LEI"), LOWRANCE CONTRACTS, INC., a Delaware corporation ("Lowrance Contracts") and SEA ELECTRONICS, INC., an Oklahoma corporation ("Sea Electronics") (Lowrance, LEI, Lowrance Contracts and Sea Electronics are herein individually and collectively called "Borrower").

                                    RECITALS

      A. Borrower, Lowrance Australia Pty Limited ("Lowrance Australia") and Lender have entered into that certain Loan and Security Agreement, dated December 15, 1993, as amended by that certain First Amendment to Loan and Security Agreement, dated October 16, 1995 (as amended, the "Loan Agreement").

      B. Lowrance has advised Lender that Lowrance Australia has been deregistered and that all of its Properties were transferred to Lowrance prior to such deregistration.

      C. Borrower and Lender desire to amend the Loan Agreement and the Other Agreements to allow and provide for certain matters as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   Definitions

      1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   Amendments

      2.01 Amendment to Preamble of the Loan Agreement. Effective as of the date hereof: (i) the Preamble of the Loan Agreement is hereby amended by deleting therefrom the words

"SHAWMUT CAPITAL CORPORATION" and substituting in its place the words "FLEET CAPITAL CORPORATION"; and (ii) the term Borrower is hereby amended by deleting therefrom the reference to Lowrance Australia.

      2.02 Amendment to Section 1.1; Amendment of Certain Definitions. Effective as of the date hereof, the definitions of "Bank", "Eligible Inventory", "Security Documents" and "Term Note" contained in Section 1.1 of the Loan Agreement are hereby deleted in their entirety, and the following shall be substituted therefor:

            "Bank - Fleet National Bank of Connecticut."

            "Eligible Inventory - Inventory of Borrower consisting of raw materials or finished goods (after deducting therefrom, (A) Inventory consisting of packaging materials and supplies, promotional materials, samples and display materials, and Inventory neither offered for sale nor used as a component in the production or repair of Borrower's finished goods, (B) all reserves established for excess, slow moving, obsolete or unmerchantable Inventory, which reserves shall be calculated and adjusted from time to time using the Borrower's reports with respect to the determination of excess raw materials and finished goods, and (C) all reserves established by Lender in its good faith credit judgment with respect to shrinkage or spoilage of Inventory) is Eligible Inventory. Notwithstanding the generality of the foregoing, no Inventory shall be Eligible Inventory unless it:

               (a) is raw materials or finished goods,

               (b) is in good, new and saleable condition or usable in the production or repair of Borrower's finished goods (and is not work in progress),

               (c) meets all standards imposed by any governmental agency or authority,

               (d) conforms in all respects to the warranties and representations set forth in Section 6.1 hereof,

               (e) is at all times subject to Lender's duly perfected, first priority security interest and no other Lien except a Permitted Lien,

               (f) is situated at a location in compliance with Section 4.6 hereof, is not in-transit and is not located in Mexico, and

               (g) is not consigned by any Person to Borrower or by Borrower to any Person.

      Furthermore, Lender shall have the right to increase or decrease from time to time the amount of the deduction described in clause (B) of the first sentence of this definition of Eligible Inventory if Lender, following its evaluation of Borrower's reserves for excess, slow moving, obsolete or unmerchantable Inventory (which reserves shall be evaluated by Lender utilizing Borrower's books and records), determines in the exercise of its good faith credit judgment that such increases or decreases are necessary or appropriate."

            "Security Documents - the Mortgage, each New Mortgage, the Stock Pledge Agreement, the Insurance Assignment, the Patent Assignment, the Trademark Assignment, the Fixed and Floating Equitable Charge, the Mexican Security Documents and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations."

            "Term Note - the Second Amended and Restated Secured Promissory Note to be executed by Borrower in favor of Lender on or about the date of the Second Amendment Agreement to evidence the Term Loan, which shall be in the form of Exhibit A-1 attached hereto."

      2.03 Amendment to Section 1.1; Addition of Certain Definitions. Effective as of the date hereof, Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

            "Guaranty Trust Agreement - the Guaranty Trust Agreement to be executed within thirty (30) days of the date of the Second Amendment Agreement by and among Lowrance, Electronica Lowrance De Mexico S.A. De C.V., the Mexican Trustee and such other parties as are acceptable to Lender, in form and substance satisfactory to Lender in its sole discretion."

            "Mexican Security Documents - the Guaranty Trust Agreement, and all other documents, instruments and agreements referenced therein or executed in connection therewith."

            "Mexican Trustee - Banco Bilbao Vizcaya-Mexico, S.A., in its capacity as trustee under the Guaranty Trust Agreement."

            "Second Amendment Agreement - the Second Amendment to Loan and Security Agreement, dated as of November 1, 1996, by and between Lender and Borrower."

      2.04 Amendment to Section 2.2(A). Effective as of the date hereof, Section 2.2(A) of the Loan Agreement is hereby deleted in its entirety, and the following shall be substituted therefor:

            (A) Term Loan. Borrower hereby represents and warrants that (i) on December 15, 1993, Lender made a term loan to Borrower in the principal amount of $3,500,000 (the "Original Term Loan"), (ii) on the date of the First Amendment Agreement, Lender made an additional term loan to Borrower in the amount of $1,509,674, (iii) on the date of the First Amendment Agreement, such additional term loan and the Original Term Loan were combined into a single term loan in the amount of

      $3,500,000 (the "Existing Term Loan"), and (iv) the Existing Term Loan is repayable in accordance with the terms of that certain Amended and Restated Secured Promissory Note dated October 16, 1995, executed by Borrower and payable to the order of Lender. Borrower further represents and warrants that as of the date of the Second Amendment Agreement, the aggregate unpaid principal balance of Existing Term Loan is $2,696,044, and such amount is unconditionally owed by Borrower to Lender without offset, defense or counterclaim of any kind, nature or description whatsoever. Subject to the terms and conditions of the Second Amendment Agreement, Borrower and Lender hereby agree that (i) on the date of the Second Amendment Agreement, Lender shall make an additional term loan to Borrower in the amount of $500,000, the proceeds of which shall be used by Borrower solely to finance its seasonal working capital needs, and (ii) such additional term loan and the Existing Term Loan shall be combined into a single term loan of $3,196,044 (the "Term Loan"), which shall be repayable in accordance with the terms of the Term Note and shall be secured by the Collateral."

      2.05 Amendment to Section 4. Effective as of the date hereof, the Loan Agreement is hereby amended by adding a new Section 4.9 thereto, which shall read in its entirety as follows:

            "4.9 Collateral Located in Mexico. Borrower shall (a) execute and deliver any and all agreements, documents and instruments deemed necessary by Lender in order for Borrower to (i) grant to Lender a first priority security interest in any Collateral located in Mexico and any issued and outstanding capital stock of Electronica Lowrance De Mexico S.A. De C.V. now or hereafter owned by Borrower, and/or (ii) convey to Lender or to the Mexican Trustee, in trust, any such stock or Collateral, (b) at Lender's request, execute and deliver to Lender all other agreements, documents and instruments that Lender may reasonably request during the term of this Agreement to maintain Lender's first priority security interest referred to in clause (a) above and/or Lender's rights and interests arising from the trust arrangement referred to in clause (a) above, and (c) reimburse Lender for any and all reasonable costs and expenses incurred in connection with clauses (a) and (b) above, including, without limitation, the costs and expenses of obtaining an opinion of Mexican counsel acceptable to Lender as to the perfection and priority of Lender's security interest referred to clauses (a) and (b) above and/or the enforceability of the trust arrangement referred to in clauses (a) and (b) above."

      2.06 Amendment to Section 6.1(B). Effective as of the date hereof, Section 6.1(B) of the Loan Agreement is hereby deleted in its entirety, and the following shall be substituted therefor:

            "(B) except for Inventory in transit to Ensenada, Mexico which may from time to time be temporarily detained and held by customs officials in Mexico, no Inventory is now, nor shall any Inventory at any time or times hereafter be, stored with a bailee, warehouseman or similar party without Lender's prior written consent and, if Lender gives such consent, Borrower will concurrently therewith cause any such bailee, warehouseman, or similar party to issue and deliver to Lender, in form and substance acceptable to Lender, warehouse receipts therefor in Lender's name;"

      2.07 Amendment to Sections 9.2(L) and (M). Effective as of February 28, 1996, Sections 9.2(L) and (M) of the Loan Agreement are hereby deleted in their entirety, and the following shall be substituted therefor:

            "(L) Capital Expenditures. Make Capital Expenditures which, in the aggregate, as to Borrower and its Subsidiaries, exceed (i) $5,750,000 during Borrower's fiscal year ending July 31, 1996, or (ii) $4,500,000 during each fiscal year of Borrower thereafter.

            (M) Capital Lease Obligations. Incur Capital Lease Obligations which, in the aggregate, as to Borrower and its Subsidiaries exceed (i) $2,900,000 during Borrower's fiscal year ending July 31, 1996 or (ii) $2,500,000 during each fiscal year of Borrower thereafter."

      2.08 Amendment to Section 9.2(X). Effective as of the date hereof, Section 9.2(X) of the Loan Agreement is hereby amended by deleting therefrom the reference to the dollar amount "$800,000" and substituting in lieu thereof the dollar amount "$1,400,000".

      2.09 Other Amendments to Loan Documents. Effective as of the date hereof, all references in the Loan Documents to: (i) "Shawmut Capital Corporation" shall be replaced with "Fleet Capital Corporation"; (ii) "Shawmut Capital Corporation, a Connecticut corporation" shall be replaced with "Fleet Capital Corporation, a Rhode Island corporation"; (iii) "Shawmut" shall be replaced with "Fleet"; and
(iv) "Lowrance Australia Pty Limited" or "Lowrance Australia", in its own name, in its capacity as a Borrower or otherwise, shall be deleted and of no further force and effect.

      2.10 Exhibit A-1 - Form of Term Note. Effective as of the date hereof, all references in the Loan Agreement to Exhibit A-1, which is the form of the Term Note, shall be deemed references to the Exhibit A-1 which is attached hereto as Annex A.

      2.11 Exhibit B - Borrower's Business Locations. Effective as of the date hereof, all references in the Loan Agreement to Exhibit B, which is entitled "Borrower's Business Locations", shall be deemed references to the Exhibit B which is attached hereto as Annex B.

      2.12 Exhibit D - Jurisdiction of Organization and Qualification. Effective as of the date hereof, all references in the Loan Agreement to Exhibit D, which is entitled "Jurisdiction of Organization and Qualification", shall be deemed references to the Exhibit D which is attached hereto as Annex C.

      2.13 Exhibit G - Capital Structure. Effective as of the date hereof, all references in the Loan Agreement to Exhibit G, which is entitled "Capital Structure", shall be deemed references to the Exhibit G which is attached hereto as Annex D.

      2.14 Exhibit J - Property Owned or Leased by Borrower. Effective as of the date hereof, all references in the Loan Agreement to Exhibit J, which is entitled "Property Owned or Leased by Borrower", shall be deemed references to the Exhibit J which is attached hereto as Annex E.

      2.15 Exhibit L - Taxing Authorities. Effective as of the date hereof, all references in the Loan Agreement to Exhibit L, which is entitled "Taxing Authorities", shall be deemed references to the Exhibit L which is attached hereto as Annex F.

      2.16 Exhibit O - Capitalized Leases. Effective as of the date hereof, all references in the Loan Agreement to Exhibit O, which is entitled "Capitalized Leases", shall be deemed references to the Exhibit O which is attached hereto as Annex G.

      2.17 Exhibit P - Operating Leases. Effective as of the date hereof, all references in the Loan Agreement to Exhibit P, which is entitled "Operating Leases", shall be deemed references to the Exhibit P which is attached hereto as Annex H.

                                   ARTICLE III
                 Conditions Precedent and Post-Closing Covenants

      3.01 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

            (a) Lender shall have received (i) this Amendment, duly executed by Borrower, (ii) the Term Note, in the form of Annex A attached hereto, duly executed by Borrower, (iii) a good standing certificate for each Borrower, issued within 15 days of the date of this Amendment by the Secretary of State or appropriate official of the jurisdiction of its incorporation, (iv) a closing certificate signed by the Chief Executive Officer and Chief Financial Officer of Borrower, dated as of the date of this Amendment, stating that (A) the representations and warranties set forth in Section 8 of the Loan Agreement are true and correct as of such date, (B) Borrower is on such date in compliance with all the terms and provisions set forth in the Loan Agreement, as amended by this Amendment, and (C) on such date no Default or Event of Default has occurred and is continuing, except for such Defaults or Events of Default as have been specifically waived in writing by Lender, (v) a company general certificate in the form of Annex I attached hereto (hereinafter referred to as the "Company General Certificate") certified by the Secretary or Assistant Secretary of each Borrower acknowledging (A) that such Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such Borrower of this Amendment and all other Loan Documents to which such Borrower is or is to be a party, and (B) the names of the officers of such Borrower authorized to sign this Amendment and each of the other Loan Documents to which such Borrower is or is to be a party hereunder including the certificates contemplated herein) together with specimen signatures of such officers, (vi) copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Lender in any Inventory in-transit to or from Mexico and evidence to Lender that such Liens constitute valid and perfected first priority security interests and Liens, (vii) a consent and ratification duly executed by Sea Electronics pursuant to which Sea Electronics
(A) consents to this Amendment, (B) ratifies the terms and conditions of the Sea Electronics Guaranty, and (C) acknowledges that the Obligations of Borrower outstanding prior to October 16, 1995 are under the Sea Electronics Guaranty, and (viii) such additional documents, instruments and information as Lender or its legal counsel may request;

            (b) The representations and warranties contained herein, in the Loan Agreement and in the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except that any representations and warranties relating solely to Lowrance Australia shall be of no force or effect as of the date hereof;

            (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and

            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

      3.02 Post-Closing Covenants. Unless waived or extended in writing in Lender's sole discretion, on or before November 30, 1996, Borrower shall have:

            (a) Executed and delivered to Lender, or caused to be executed and delivered to Lender, any and all agreements, documents and instruments deemed necessary by Lender in order for Borrower to (i) grant to Lender a first priority security interest in any Collateral located in Mexico and/or (ii) convey to Lender or the Mexican Trustee, in trust, (A) any Collateral located or to be located in Mexico, (B) any leases in respect of Borrower's real property located in Mexico and (C) the issued and outstanding capital stock of Electronica Lowrance De Mexico S.A. De C.V. owned by Borrower; and

            (b) Executed and delivered to Lender, or caused to be executed and delivered to Lender, any and all agreements, documents, instruments and certificates deemed necessary by Lender in order for Borrower to (i) grant to Lender a first priority security interest in any Collateral located in Australia (whether or not owned at any time by Lowrance Australia) and/or continue the Lender's first priority security interest in any such Collateral, (ii) evidence
(A) the deregistration of Lowrance Australia, (B) the transfer to Lowrance of all Properties owned by Lowrance Australia, and (C) the good standing and authority of Lowrance to do business in Australia and to own its Properties in Australia.

            The failure of Borrower to satisfy any of the covenants set forth in this Section 3.02 shall constitute an immediate Event of Default under the Loan Agreement, without any period of grace or other cure period.

                                   ARTICLE IV
                                 Limited Waiver

            Upon satisfaction of the conditions and covenants set forth in Sections 3.01 and 3.02 of this Amendment, Lender hereby consents to (i) the transfer by Lowrance of certain of its Inventory and Equipment to the leased manufacturing facility of.Electronica Lowrance De Mexico S.A. De C.V. located in Ensenado, Mexico (the "Mexican Manufacturing Facility"), and (ii) the transfer into the Guaranty Trust by Lowrance of (A) all issued and outstanding capital stock of Electronica Lowrance De Mexico S.A. De C.V. now or hereafter owned by Lowrance and (B) all of its Inventory, Equipment and other Collateral now or hereafter situated at the Mexican Manufacturing Facility (collectively, the "Transfer"), (iii) consents to the deregistration of Lowrance Australia and the transfer by Lowrance Australia of all of its Properties to Lowrance and (iv) waives any Default or Event of Default existing under the Loan Agreement or which would otherwise arise under the Loan Agreement solely by reason of the consummation of the Transfer and such deregistration. Except as specifically provided in this Article IV, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

                                    ARTICLE V
                  Ratifications, Representations and Warranties

      5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      5.02 Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate/Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; and (e) all right, title and interest in and to the Property owned by Lowrance Australia has been duly transferred and delivered to Lowrance, continues to exist in the form transferred, and is now, and has since the date of the Original Agreement continuously been, Collateral subject to Lender's first priority security interest created under the Loan Documents (except with respect to such portion of such Property as may have been sold or disposed of in the ordinary course of Lowrance Australia's business).

                                   ARTICLE VI
                            Miscellaneous Provisions

      6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

      6.02 Reference to Loan Agreement. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

      6.03 Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without, limitation, the costs and fees of Lender's legal counsel.

      6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

      6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

      6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND THE NEGOTIATION OF AND EXECUTION OF THIS AMENDMENT.

      IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                        "LENDER"

                                        FLEET CAPITAL CORPORATION

                                        By: /s/ Hance VanBeber
                                           ------------------------------
                                           Hance VanBeber, Vice President

                                        "BORROWER"

                                        LOWRANCE ELECTRONICS, INC.

                                        By: /s/ Darrell J. Lowrance
                                           ------------------------------
                                           Darrell J. Lowrance, President

                                        LEI EXTRAS, INC.

                                        By: /s/ Steven L. Schneider
                                           ------------------------------
                                           Steven L. Schneider, President

                                           LOWRANCE CONTRACTS, INC.

                                        By: /s/ Terry R. Nimmo
                                           ------------------------------
                                           Terry R. Nimmo, Vice President

                                           SEA ELECTRONICS, INC.

                                        By: /s/ Steven L. Schneider
                                           ------------------------------
                                           Steven L. Schneider, President

                                     ANNEX A

                         EXHIBIT A-1 - FORM OF TERM NOTE

                                 (See Attached)

                                     ANNEX B

                    EXHIBIT B - BORROWER'S BUSINESS LOCATIONS

                                 (See Attached)

                                     ANNEX C

           EXHIBIT D - JURISDICTION OF ORGANIZATION AND QUALIFICATION

                                 (See Attached)

                                     ANNEX D

                          EXHIBIT G - CAPITAL STRUCTURE

                                 (See Attached)

                                     ANNEX E

                EXHIBIT J - PROPERTY OWNED OR LEASED BY BORROWER

                                 (See Attached)

                                     ANNEX F

                         EXHIBIT L - TAXING AUTHORITIES

                                 (See Attached)

                                     ANNEX G

                         EXHIBIT O - CAPITALIZED LEASES

                                 (See Attached)

                                     ANNEX H

                          EXHIBIT P - OPERATING LEASES

                                 (See Attached)

                                     ANNEX I

                      FORM OF COMPANY GENERAL CERTIFICATES

                                 (See Attached)

                                       I-1